                                                                    EXHIBIT 99.2

                                     WARRANT

                     to Purchase up to 835,000 Shares of the
                         Common Stock, $0.33 Par Value,
                                       of
                              PREMIER BANCORP, INC.

     This is to certify that, for value received, FULTON FINANCIAL CORPORATION ("FULTON") or any permitted transferee (Fulton or such transferee being hereinafter called the "Holder") is entitled to purchase, subject to the provisions of this Warrant and the related Warrant Agreement, each made this day January 16, 2003 (the "Warrant Agreement"), by and between Fulton and PREMIER BANCORP, INC., a Pennsylvania corporation ("PREMIER"), at any time on or after the date hereof, an aggregate of up to 835,000 (but in any event not to exceed 19.99% of the outstanding Common Stock (defined below) taking into consideration shares of Common Stock issuable upon exercise of this Warrant but excluding any other unissued shares of Premier which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion or option rights, or otherwise) fully paid and non-assessable shares of common stock, $0.33 par value (the "Common Stock"), of Premier at a price per share equal to $17.85, subject to adjustment as herein provided (the "Exercise Price").

     1. Exercise of Warrant. Subject to the provisions hereof and the limitations set forth in Paragraph 2 of the Warrant Agreement, which Warrant Agreement was entered into in connection with the Merger Agreement of even date between Fulton and Premier (the "Merger Agreement"), this Warrant may be exercised in whole or in part or sold, assigned or transferred at any time or from time to time on or after the date hereof. This Warrant shall be exercised by presentation and surrender hereof to Premier at the principal office of Premier, accompanied by (i) a written notice of exercise, (ii) payment to Premier, for the account of Premier, of the Exercise Price for the number of shares of Common Stock specified in such notice, and (iii) a certificate of the Holder specifying the event or events which have occurred and entitle the Holder to exercise this Warrant. The Exercise Price for the number of shares of Common Stock specified in the notice shall be payable in immediately available funds.

     Upon such presentation and surrender, Premier shall issue promptly (and within one business day if requested by the Holder) to the Holder or its assignee, transferee or designee the number of shares of Common Stock to which the Holder is entitled hereunder. Premier covenants and warrants that such shares of Common Stock, when so issued, will be duly authorized, validly issued, fully paid and non-assessable, and free and clear of all liens and encumbrances.

     If this Warrant should be exercised in part only, Premier shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the shares of Common Stock issuable hereunder. Upon receipt by Premier of this Warrant for exercise, in proper form, and subject to the limitations set forth in paragraph 2 of the Warrant Agreement, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of Premier may then be closed or that certificates representing such shares of Common Stock shall not then be actually delivered to the Holder. Premier shall pay all expenses, and any and all United States federal, state and local taxes and other charges, that may be payable in connection with the preparation, issue and delivery of stock certificates pursuant to this Paragraph 1 in the name of the Holder or its assignee, transferee or designee.

     2.   Reservation of Shares; Preservation of Rights of Holder.

     Premier shall at all times, while this Warrant is outstanding and unexercised, maintain and reserve, free from preemptive rights, such number of authorized but unissued shares of Common Stock as may be necessary so that this Warrant may be exercised without any additional authorization of Common Stock after giving effect to all other options, warrants, convertible securities and other rights to acquire shares of Common Stock at the time outstanding. Premier further agrees that (i) it will not, by charter amendment or through reorganization, consolidation, merger, dissolution or sale of assets, or by any other voluntary act or omission, avoid or seek to avoid the observance or performance of any of the covenants, stipulations or conditions to be observed or performed hereunder or under the Warrant Agreement by Premier, (ii) it will promptly take all action (including (A) complying with all pre-merger notification, reporting and waiting period requirements specified in 15 U.S.C. ss.18a and the regulations promulgated thereunder and (B) in the event that, under Section 3 of the Bank Holding Company Act of 1956, as amended (12 U.S.C. ss.1842(a)(3)), or the Change in Bank Control Act of 1978, as amended (12 U.S.C. ss.1817(j)), prior approval of the Board of Governors of the Federal Reserve System (the "Board") is necessary before this Warrant may be exercised, cooperating fully with the Holder in preparing any and all such applications and providing such information to the Board as the Board may require) in order to permit the Holder to exercise this Warrant and Premier duly and effectively to issue shares of its Common Stock hereunder, and (iii) it will promptly take all action necessary to protect the rights of the Holder against dilution as provided herein.

     3. Fractional Shares. Premier shall not be required to issue fractional shares of Common Stock upon exercise of this Warrant but shall pay for any fractional shares in cash or by check at the Exercise Price.

     4. Exchange or Loss of Warrant. This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof at the principal office of Premier for other warrants of different denominations entitling the Holder to purchase in the aggregate the same number of shares of Common Stock issuable hereunder. The term "Warrant" as used herein includes any warrants for which this Warrant may be exchanged. Upon receipt by Premier of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, Premier will execute and deliver a new Warrant of like tenor and date.

     5. Repurchase. The Holder shall have the right to require Premier to repurchase all or any shares of Common Stock for which this Warrant was exercised or all or any portion of this Warrant under the terms and subject to the conditions of Paragraph 7 of the Warrant Agreement.

     6. Adjustment. The number of shares of Common Stock issuable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as provided in this Paragraph 6.

          (A)  Stock Dividends, etc.

               (1) Stock Dividends. In case Premier shall pay or make a dividend or other distribution on any class of capital stock of Premier in Common Stock, the number of shares of Common Stock issuable upon exercise of this Warrant shall be increased by multiplying such number of shares by a fraction of which the denominator shall be the number of shares of Common Stock outstanding at the close of business on the day immediately preceding the date of such distribution and the numerator shall be the sum of such number of shares and the total number of shares of Common Stock constituting such dividend or other distribution, such increase to become effective immediately after the opening of business on the day following such distribution.

               (2) Subdivisions. In case outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the number of shares of Common Stock issuable upon exercise of this Warrant at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately increased, and, conversely, in case outstanding shares of Common Stock shall each be combined into a smaller number of shares of Common Stock, the number of shares of Common Stock issuable upon exercise of this Warrant at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately decreased, such increase or decrease, as the case may be, to become effective immediately after the opening of business on the day following the date upon which such subdivision or combination becomes effective.

               (3) Reclassifications. The reclassification of Common Stock into securities (other than Common Stock) and/or cash and/or other consideration shall be deemed to involve a subdivision or combination, as the case may be, of the number of shares of Common Stock outstanding immediately prior to such reclassification into the number or amount of securities and/or cash and/or other consideration outstanding immediately thereafter and the effective date of such reclassification shall be deemed to be "the day upon which such subdivision becomes effective," or "the day upon which such combination becomes effective," as the case may be, within the meaning of clause (2) above.

               (4) Optional Adjustments. Premier may make such increases in the number of shares of Common Stock issuable upon exercise of this Warrant, in addition to those required by this subparagraph (A), as shall be determined by its Board of Directors to be advisable in order to avoid taxation so far as practicable of any dividend of stock or stock rights or any event treated as such for federal income tax purposes to the recipients.

               (5) Adjustment to Exercise Price. Whenever the number of shares of Common Stock issuable upon exercise of this Warrant is adjusted as provided in this Paragraph 6(A), the Exercise Price shall be adjusted by a fraction in which the numerator is equal to the number of shares of Common Stock issuable prior to the adjustment and the denominator is equal to the number of shares of Common Stock issuable after the adjustment.

          (B)  Certain Sales of Common Stock.

               (1) Adjustment to Shares Issuable. If and whenever Premier sells or otherwise issues (other than under circumstances in which Paragraph 6(A) applies or pursuant to options to purchase Common Stock that are outstanding on the date hereof or subsequently issued pursuant to Premier stock option or stock purchase plans (including the dividend reinvestment plan in effect on the date hereof), any shares of Common Stock, the number of shares of Common Stock issuable upon exercise of this Warrant shall be increased by multiplying such number of shares by a fraction, the denominator of which shall be the number shares of Common Stock outstanding at the close of business on the day immediately preceding the date of such sale or issuance and the numerator of which shall be the sum of such number of shares and the total number of shares constituting such sale or other issuance, such increase to become effective immediately after the opening of business on the day following such sale or issuance.

               (2) Adjustment to Exercise Price. If and whenever Premier sells or otherwise issues any shares of Common Stock (excluding any stock dividend or other issuance not for consideration to which Paragraph 6(A) applies or pursuant to options to purchase Common Stock that are outstanding on the date hereof or subsequently issued pursuant to Premier stock option or stock purchase plans (including the dividend reinvestment plan) in effect on the date hereof), for a consideration per share which is less than the Exercise Price at the time of such sale or other issuance, then in each such case the Exercise Price shall be forthwith changed (but only if a reduction would result) to the price (calculated to the nearest cent) determined by dividing: (i) an amount equal to the sum of (aa) the number of shares of Common Stock outstanding immediately prior to such issue or sale, multiplied by the then effective Exercise Price, plus (bb) the total consideration, if any, received and deemed received by Premier upon such issue or sale, by (ii) the total number of shares of Common Stock outstanding immediately after such issue or sale.

          (C) Definition. For purposes of this Paragraph 6, the term "Common Stock" shall include (1) any shares of Premier of any class or series which has no preference or priority in the payment of dividends or in the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of Premier and which is not subject to redemption by Premier, and (2) any rights or options to subscribe for or to purchase shares of Common Stock or any stock or securities convertible into or exchangeable for shares of Common Stock (such convertible or exchangeable stock or securities being hereinafter called "Convertible Securities"), whether or not such rights or options or the right to convert or exchange any such Convertible Securities are immediately exercisable. For purposes of any adjustments made under Paragraph 6(A) as a result of the distribution, sale or other issuance of rights or options or Convertible Securities, the number of Shares of Common Stock outstanding after or as a result of the occurrence of events described in Paragraph 6(A)(1) shall be calculated by assuming that all such rights, options or Convertible Securities have been exercised for the maximum number of shares issuable thereunder. If an adjustment is made at any time because of the subsequent issuance of any right or option described in clause (2) of the first sentence of this Section (B), no adjustment shall be made when shares are subsequently issued; provided further, that no adjustment shall be made for issuances pursuant to options to purchase Common Stock that are outstanding on the date hereof or subsequent issuances of Common Stock pursuant to Premier stock option or stock purchase plans (including the dividend reinvestment plan) in effect on the date hereof.

     7. Notice. (A) Whenever the number of shares of Common Stock for which this Warrant is exercisable is adjusted as provided in Paragraph 6, Premier shall promptly compute such adjustment and mail to the Holder a certificate, signed by the principal financial officer of Premier, setting forth the number of shares of Common Stock for which this Warrant is exercisable as a result of such adjustment having become effective.

          (B) Upon the occurrence of any event which results in the Holder having the right to require Premier to repurchase shares of Common Stock for which this Warrant was exercised or this Warrant, as provided in Paragraph 7 of the Warrant Agreement, Premier shall promptly notify the Holder of such event; and Premier shall promptly compute the Redemption Price or the Warrant Repurchase Price and furnish to the Holder a certificate, signed by the principal financial officer of Premier, setting forth the Redemption Price or the Warrant Repurchase Price, as applicable, and the basis and computation thereof.

     8. Rights of the Holder. (A) Without limiting the foregoing or any remedies available to the Holder, it is specifically acknowledged that the Holder would not have an adequate remedy at law for any breach of the provisions of this Warrant and shall be entitled to specific performance of Premier's obligations under, and injunctive relief against any actual or threatened violation of the obligations of any Person (as defined in Paragraph 7 of the Warrant Agreement) subject to, this Warrant.

          (B) The Holder shall not, by virtue of its status as Holder, be entitled to any rights of a shareholder in Premier.

     9. Termination. This Warrant and all rights conferred hereby and under the Warrant Agreement shall terminate and be of no further force and effect (i) upon the Effective Time of the Merger provided for in the Merger Agreement, (ii) upon a valid termination of the Merger Agreement (except a termination pursuant to Section 8.1(b)(iii) of the Merger Agreement) unless an event described in Paragraph 2 of the Warrant Agreement (including the occurrence of an event described in paragraph (iv)(A) therein) occurs prior to such termination in which case this Warrant and the rights conferred hereby, shall not terminate until 12 months after the occurrence of such event, or (iii) to the extent this Warrant has not previously been exercised, 12 months after the occurrence of an event described in Paragraph 2 of the Warrant Agreement (unless termination of the Merger Agreement in accordance with its terms (other than under Section 8.1(b)(iii) thereof) occurs prior to the occurrence of such event, in which case
(ii) above shall apply); except, however, that this Warrant and the Warrant Agreement shall expire and be of no further force and effect as of 5:00 p.m. on December 31, 2004.

     10. Governing Law. This Warrant shall be deemed to have been delivered in, and shall be governed by and interpreted in accordance with the substantive laws of, the Commonwealth of Pennsylvania. In the event of any inconsistency between this Warrant and the terms of the Warrant Agreement, the terms of the Warrant Agreement shall govern.

                            [SIGNATURE PAGE FOLLOWS]

Dated: January 16, 2003
                                              PREMIER BANCORP, INC.


                                      By:
                                              John C. Soffronoff, President and
                                               Chief Executive Officer

                                      Attest:
                                              John J. Ginley, Secretary

                                        7